August 3, 2021

Earnings Presentation Q2 2021

cardlytics

Disclaimer

This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. ("Cardlytics," "we," "us," or "our) including our financial guidance for the three months ending September 30, 2021, the potential benefits of our acquisitions of Dosh and Bridg, the anticipated impact of our strategic initiatives to create shareholder value, growth in MAUs and ARPU are forward looking statements. The words "anticipate," believe," "continue," "estimate," "expect," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability sustain our revenue and billings growth; risks related the integration of Dosh and Bridg with our company; risks related to our substantial dependence on our Cardlytics platform product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association ("Chase"), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association ("Wells Fargo") and a limited number of other financial institution ("FI") partners; risks related to our ability to maintain relationships with Chase, Bank of America and Wells Fargo; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, which include FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the "Risk Factors" section of our Form 10-Q filed with the Securities and Exchange Commission on August 3, 2021. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law.

In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

We power a native ad platform in our partners' digital channels.



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Legal Information

Cardlytics provides a scaled solution based on purchase intelligence

›167M
Monthly Active Users[(1)]

›$3.6T
in Annual Spend[(2)]

1 IN 2
U.S. Purchase Transactions[(3)]

Distinctive Benefits for Marketers

- Reach valuable banking customers
- Operate in a brand-safe, privacy-protected, trusted digital channel
- Market to the most valuable customers based on their actual spending
- Drive in-store and online traffic
- Closed-loop solution measures marketing results to the penny

(1) Monthly active users ("MAUs") during the three months ended June 30, 2021. Please see appendix for definitions.
(2) Based on data from our partners during the twelve months ended December 31, 2020.
(3) Based on aggregated data of our current partners from the June 2020 Nielson Report.

Cardlytics is focused on five strategic initiatives to create shareholder value

1	**Drive long-term growth & operating leverage**	Continued expansion of MAUs and advertising budgets while realizing the value of our operating investments
2	**Self-service portal**	Provide a solution for SMBs and agencies
3	**Grocery & CPG at scale**	Scaled SKU-level offers from leading brands with a friction-free customer experience
4	**Product & category offers**	Product-level offers across wider retail to provide advertisers enhanced flexibility and optionality
5	**Next gen customer experience**	Upgraded UI / UX for more content and better offer constructs and engagement solutions to drive engagement and spend

Dosh Overview

DOSH | Founded in 2016 | Headquartered in Austin, TX

Converting high-value customers on behalf of new advertiser and fintech partners while helping more consumers save money

Innovative Platform	• Dosh's technology complements Cardlytics' product and technology roadmap • Modern, efficient platform that can quickly integrate with neo-banks, fintechs, smaller banks, and consumer-facing organizations
Partnerships with Long-Term Potential	• Dosh brings partnerships with multiple neo-banks and fintech players, including Venmo, Betterment and Ellevest • Increased exposure with millennial and younger consumer audiences
New Advertising Solutions	• Potential to enable new content desired by existing partners, such as travel and local offers • Unique ways for advertisers to connect directly with consumers
Customer Engagement	• A test and learn DTC app to better understand engagement and drive advertiser ROI • Results utilized by partners to drive faster scaled deployments

Selected Customers

Walmart, adidas, instacart, Papa John's, proactiv, Disney+, Dunkin', GNC Live Well, Backcountry, philosophy, ollie, Sephora, Costco Wholesale, Cost Plus World Market, Thrive Market, Finish Line

Bridg Overview

Bridg | Founded in 2010 | Headquartered in Los Angeles, CA

A customer data platform working with leading retailers to help them understand and reach customers using product-level insights

Product-level Insights that Differentiate from CDP Peers	• Access to SKU and UPC data through its client relationships • Connects to all of a merchant's customers point-of-sale through proprietary technology • Capable of connecting to most point of sale systems in the U.S. • Ability to ingest, clean and categorize SKU data to create usable insights
Partnerships with Leading Businesses	• Strong relationships in the restaurant vertical • Expansion into retail and grocery with several key contracts signed in 2020 and 2021
Potential New Advertising Solutions	• Ability to target on other digital media platforms, including Cardlytics • Potential to enable product-level offers for partners • Once integrated, Bridg could move to deterministic modeling • Possibility for measurement business
Privacy Focused	• Built from the ground up to protect consumer privacy and security • Not reliant on cookies or other sources for data ingestion • Data never leaves the platform and is never sold

Financial Information & Operating Metrics

Trended Consolidated Results


Revenue
Adj. Contribution(1)
Billings(1)
($ in millions)
$58.6
$36.0
$17.6
Q1 19
$73.8
$48.7
$21.8
Q2 19
$82.8
$56.4
$24.7
Q3 19
$100.9
$69.3
$31.0
Q4 19
$67.8
$45.5
$20.4
Q1 20
$39.5
$28.2
$12.4
Q2 20
$62.1
$46.1
$19.7
Q3 20
$94.0
$67.1
$29.7
Q4 20
$76.3
$53.2
$24.3
Q1 21
$85.3
$58.9
$29.6
Q2 21

(1) Adjusted contribution and billings are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as the definitions of these non-GAAP measures.

Q2 Billings 115.9% y/y

Q2 Revenue 108.5% y/y

Q2 Adj. Contribution 138.9% y/y

Billings and Adjusted Contribution best reflect performance


Billings
Total in aggregate paid by marketers
Consumer Incentive
Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome
Enhanced Consumer Incentive
Additional Consumer Incentives funded by our Partners
GAAP Revenue
Recognized as Revenue; to be split between CDLX & our Partners.
Partner Share
Portion of Revenue shared with our Partners
Adjusted Contribution
Amount retained by CDLX; net of Partner Share

Q2 2021 year-over-year Consolidated Results



BILLINGS
REVENUE
ADJ. CONTRIBUTION
Consumer Incentives
Adjusted Partner Share
Adjusted Contribution
$11,299
$15,820
$12,402
Q2 2020
115.9%
108.5%
138.9%
$26,484
$29,223
$29,630
Q2 2021

(Amounts in thousands)

	Three Months Ended June 30		Change	
	2020	2021	$	%
Billings[1]	$39,521	$85,337	$45,816	115.9%
Consumer Incentives	11,299	26,484	15,185	134.4%
Revenue	$28,222	$58,853	$30,631	108.5%
Adjusted Partner Share and other third-party costs[1]	15,820	29,223	13,403	84.7%
Adjusted contribution[1]	$12,402	$29,630	$17,228	138.9%
Delivery costs	3,499	5,748	2,249	64.3%
Deferred implementation costs	991	730	(261)	(26.3%)
Gross profit	$7,912	$23,152	$15,240	192.6%
Net loss	($19,758)	($47,306)	($27,548)	139.4%
Adjusted EBITDA[1]	($7,693)	($5,666)	$2,027	(26.3%)

(1) Billings, adjusted Partner Share and other third-party costs, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings", "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA.

Cardlytics Platform Advertiser Spend by Industry

	% Change		% of Total Advertiser Spend		
	Three Months Ended June 30, 2021		Three Months Ended June 30,		
Industry	vs 2020	vs 2019	2019	2020	2021
Grocery & Gas	> 470%	> (25)%	< 10%	> 0%	> 5%
Restaurant	> 110%	> 30%	> 25%	> 30%	< 35%
Retail	> 120%	> 10%	< 30%	< 30%	< 30%
Travel & Entertainment	> 515%	> (75)%	> 20%	> 0%	< 5%
Direct to Consumer	> 65%	> 120%	< 15%	> 35%	< 30%

Cardlytics Platform Engagement Metrics – U.S.

There may be variation in future quarters due to factors such as global economic events, bank launches, new advertisers with significant spend, and growth in nascent or new verticals.



Offer Activation Rates by Industry
Q2 2020
Q2 2021
2.55%
2.24%
2.05%
3.37%
3.27%
3.88%
3.08%
2.73%
6.03%
6.65%
3.09%
2.74%
2.25%
2.26%
2.55%
4.03%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel



Campaign Spend Ratios by Industry
Q2 2020
Q2 2021
0.41%
0.40%
0.05%
0.37%
0.33%
0.56%
0.16%
0.15%
2.68%
3.20%
0.82%
0.98%
0.17%
3.77%
0.22%
0.77%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

Monthly log-in days(1) show that MAUs are logging in 10.3 and 10.8 days per month on average for Q2 2020 and Q2 2021, respectively.

Offer activation rates(1) show higher rates for small-ticket, volume-heavy offers versus large-ticket and subscription offers.

Campaign spend ratios(1) show Cardlytics currently targets a small proportion of total MAU spend.

- As budgets increase and more advertisers come onto the platform, more spend from MAUs can be targeted with offers.
- There remains considerable room to target larger audiences in light of existing MAU engagement levels.

(1) Please see appendix for definitions.

Significant MAU increase precedes opportunity for expected Billings growth and future ARPU expansion for the Cardlytics platform


(MAUs in millions)
MAUs(1)
ARPU(1)
$0.33
108.5
$0.40
120.1
$0.44
128.3
$0.52
133.4
140.8
$0.32
157.2
$0.18
161.6
$0.29
163.6
$0.41
168.5
$0.32
167.6
$0.34
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21

(1) Please see appendix for definitions.

Appendix

Appendix

Q2 2021 Results

(Amounts in thousands, except ARPU, MAUs and per share amounts)

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change	
	2021	2020	AMT	%	2021	2020	AMT	%
Revenue	$58,853	$28,222	$30,631	108.5%	$112,083	$73,731	$38,352	52.0%
Billings[1]	85,337	39,521	45,816	115.9%	161,654	107,297	54,357	50.7%
Gross Profit	23,152	7,912	15,240	192.6%	42,673	23,877	18,796	78.7%
Adjusted contribution[1]	29,630	12,402	17,228	138.9%	53,971	32,781	21,190	64.6%
Net loss attributable to common stockholders	(47,306)	(19,758)	(27,548)	139.4%	(72,201)	(33,289)	(38,912)	116.9%
Net loss per share (EPS)	($1.43)	($0.73)	($0.70)	95.9%	($2.32)	($1.24)	($1.08)	87.1%
Adjusted EBITDA[1]	($5,666)	($7,693)	$2,027	(26.3%)	($9,610)	($11,676)	$2,066	(17.7%)
Adjusted EBITDA margin[1][2]	(9.6%)	(27.3%)	17.6%	(64.7%)	(8.6%)	(15.8%)	7.3%	(45.9%)
Non-GAAP net loss[1]	($12,785)	($10,239)	($2,546)	24.9%	($22,732)	($17,277)	($5,455)	31.6%
Non-GAAP net loss per share[1]	($0.39)	($0.38)	($0.01)	2.6%	($0.73)	($0.64)	($0.09)	14.1%
MAUs (in millions)	167.6	157.2	10.4	6.6%	167.9	149.0	18.9	12.7%
ARPU	$0.34	$0.18	$0.16	88.9%	$0.66	$0.49	$0.17	33.4%
ARR	$12,511	$ -	$12,511	NM	$12,511	$ -	$12,511	NM

(1) Billings, adjusted contribution, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as definitions of these non-GAAP terms.

(2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue.

Appendix

Guidance

(Amounts in millions)

	Q3 2021 Guidance
Billings[1]	\$85.0 - \$95.0
Revenue	\$57.0 - \$66.0
Adjusted Contribution[1]	\$27.0 - \$32.0

(1) Billings and adjusted contribution are non-GAAP measures. Definitions of these non-GAAP measures are included in the appendix to this presentation. A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings." A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Appendix

Reconcilation of GAAP Revenue to Billings

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021
Cardlytics Platform										
Revenue	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079	$67,082	$53,230	$56,763
Plus:										
Consumer Incentives	22,562	25,046	26,373	31,642	22,267	11,299	16,014	26,883	23,087	26,484
Billings	$58,550	$73,776	$82,792	$100,935	$67,776	$39,521	$62,093	$93,965	$76,317	$83,247
Bridg Platform										
Revenue	-	-	-	-	-	-	-	-	-	$2,090
Plus:										
Consumer Incentives	-	-	-	-	-	-	-	-	-	-
Billings	-	-	-	-	-	-	-	-	-	$2,090
Consolidated										
Revenue	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079	$67,082	$53,230	$58,853
Plus:										
Consumer Incentives	22,562	25,046	26,373	31,642	22,267	11,299	16,014	26,883	23,087	26,484
Billings	$58,550	$73,776	$82,792	$100,935	$67,776	$39,521	$62,093	$93,965	$76,317	$85,337

Appendix

Reconciliation of GAAP Gross Profit to Adjusted Contribution

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021
Cardlytics Platform										
Revenue	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079	$67,082	$53,230	$56,763
Minus:										
Partner Share and other third-party costs	19,004	27,620	32,470	38,986	26,138	16,811	27,971	38,388	29,771	29,890
Delivery costs	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907	3,938	4,837
Gross Profit	$13,738	$17,740	$20,879	$27,100	$15,965	$7,912	$14,610	$24,787	$19,521	$22,036
Plus:										
Delivery costs	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907	3,938	4,837
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730
Adjusted contribution	$17,637	$21,841	$24,738	$31,003	$20,379	$12,402	$19,749	$29,652	$24,341	$27,603
Bridg Platform										
Revenue	-	-	-	-	-	-	-	-	-	$2,090
Minus:										
Partner Share and other third-party costs	-	-	-	-	-	-	-	-	-	63
Delivery costs	-	-	-	-	-	-	-	-	-	911
Gross Profit	-	-	-	-	-	-	-	-	-	$1,116
Plus:										
Delivery costs	-	-	-	-	-	-	-	-	-	911
Adjusted contribution	-	-	-	-	-	-	-	-	-	$2,027
Consolidated										
Revenue	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079	$67,082	$53,230	$58,853
Minus:										
Partner Share and other third-party costs	19,004	27,620	32,470	38,986	26,138	16,811	27,971	38,388	29,771	29,953
Delivery costs	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907	3,938	5,748
Gross Profit	$13,738	$17,740	$20,879	$27,100	$15,965	$7,912	$14,610	$24,787	$19,521	$23,152
Plus:										
Delivery costs	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907	3,938	5,748
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730
Adjusted contribution	$17,637	$21,841	$24,738	$31,003	$20,379	$12,402	$19,749	$29,652	$24,341	$29,630

Appendix

Reconciliation of GAAP Partner Share and Other Third-Party Costs to Adjusted Partner Share and Other Third-Party Costs

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021
Cardlytics Platform										
Partner Share and other third-party costs	$19,004	$27,620	$32,470	$38,986	$26,138	$16,811	$27,971	$38,388	$29,771	$29,890
Minus:										
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730
Adjusted Partner Share and other third-party costs	$18,351	$26,889	$31,681	$38,290	$25,130	$15,820	$26,330	$37,430	$28,889	$29,160
Bridg Platform										
Partner Share and other third-party costs	-	-	-	-	-	-	-	-	-	$63
Minus:										
Deferred implementation costs	-	-	-	-	-	-	-	-	-	-
Adjusted Partner Share and other third-party costs	-	-	-	-	-	-	-	-	-	$63
Consolidated										
Partner Share and other third-party costs	$19,004	$27,620	$32,470	$38,986	$26,138	$16,811	$27,971	$38,388	$29,771	$29,953
Minus:										
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730
Adjusted Partner Share and other third-party costs	$18,351	$26,889	$31,681	$38,290	$25,130	$15,820	$26,330	$37,430	$28,889	$29,223

Appendix

Reconcilation of GAAP Net (Loss) Income to Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021
Cardlytics Platform										
Net (loss) income	($6,314)	($6,510)	($7,747)	$3,427	($13,531)	($19,758)	($15,356)	($6,777)	($24,895)	($45,328)
Plus:										
Income tax benefit	-	-	-	-	-	-	-	-	-	-
Interest expense (income), net	304	338	218	(312)	(284)	10	283	3,039	3,045	3,078
Depreciation and amortization expense	961	1,053	1,167	1,354	2,331	1,545	1,933	2,017	3,065	7,092
Stock-based compensation expense	1,708	3,072	7,486	3,585	4,126	9,108	11,578	7,584	7,248	13,179
Foreign currency (gain) loss	(491)	667	903	(1,859)	1,886	8	(1,066)	(2,377)	(319)	-
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730
Costs associated with financing events	-	-	123	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	23	28	-	-	-	-	-	-	-
Restructuring costs	-	-	- -	-	482	403	391	47	-	-
Acquisition and integration costs	-	-	-	-	-	-	-	-	7,030	14,114
Change in fair value of contingent consideration	-	-	-	-	-	-	-	-	-	1,480
Adjusted EBITDA	($3,179)	($626)	$2,967	$6,891	($3,982)	($7,693)	($596)	$4,491	($3,944)	($5,655)
Bridg Platform										
Net (loss) income	-	-	-	-	-	-	-	-	-	($1,978)
Plus:										
Depreciation and amortization expense	-	-	-	-	-	-	-	-	-	1,741
Stock-based compensation expense	-	-	-	-	-	-	-	-	-	158
Acquisition and integration costs	-	-	-	-	-	-	-	-	-	68
Adjusted EBITDA	-	-	-	-	-	-	-	-	-	($11)
Consolidated										
Net (loss) income	($6,314)	($6,510)	($7,747)	$3,427	($13,531)	($19,758)	($15,356)	($6,777)	($24,895)	($47,306)
Plus:										
Income tax benefit	-	-	-	-	-	-	-	-	-	-
Interest expense (income), net	304	338	218	(312)	(284)	10	283	3,039	3,045	3,078
Depreciation and amortization expense	961	1,053	1,167	1,354	2,331	1,545	1,933	2,017	3,065	8,833
Stock-based compensation expense	1,708	3,072	7,486	3,585	4,126	9,108	11,578	7,584	7,248	13,337
Foreign currency (gain) loss	(491)	667	903	(1,859)	1,886	8	(1,066)	(2,377)	(319)	-
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730
Costs associated with financing events	-	-	123	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	23	28	-	-	-	-	-	-	-
Restructuring costs	-	-	- -	-	482	403	391	47	-	-
Acquisition and integration costs	-	-	-	-	-	-	-	-	7,030	14,182
Change in fair value of contingent consideration	-	-	-	-	-	-	-	-	-	1,480
Adjusted EBITDA	($3,179)	($626)	$2,967	$6,891	($3,982)	($7,693)	($596)	$4,491	($3,944)	($5,666)

Appendix

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2021	2020	2021	2020
Net loss	($47,306)	($19,758)	($72,201)	($33,289)
Plus:				
Stock-based compensation expense	13,337	9,108	20,585	13,233
Foreign currency loss	-	8	(319)	1,894
Acquisition and integration costs	14,182	-	21,212	-
Amortization of acquired intantibles	5,522	-	6,511	-
Change in fair value of contingent consideration	1,480	-	1,480	-
Restructuring costs	-	403	-	885
Non-GAAP net loss	($12,785)	($10,239)	($22,732)	($17,277)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:				
Weighted-average common shares outstanding, diluted	32,977	27,072	31,145	26,898
Non-GAAP net loss per share attributable to common stockholders, diluted	($0.39)	($0.38)	($0.73)	($0.64)

Appendix

Reconcilation of Forecasted GAAP Revenue to Billings

(Amounts in millions)

	Q3 2021 Guidance
Revenue	$57.0 - $66.0
Plus:	
Consumer Incentives	$28.0 - $29.0
Billings	$85.0 - $95.0

Appendix

Definitions

Adjusted contribution: We define adjusted contribution measures of the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns.

Adjusted EBITDA: We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring costs; acquisition and integration costs; and change in fair value of contingent considerations.

ARR: We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform's ability to generate future revenue from existing clients.

ARPU: We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period.

Billings: Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue.

Campaign spend ratio: We define campaign spend ratio as the amount of spend from MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from MAUs in the industries in which MAUs were targeted with offers during the applicable period.

MAUs: We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers from, opened an email containing offers from, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented.

Monthly log-in days: We define monthly log-in days as the number of days in which MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented.

Non-GAAP net loss: We define non-GAAP net loss as our net loss income before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration costs; amortization of acquired intangibles; change in fair value of contingent considerations; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA.

Non-GAAP net loss per share: We define non-GAAP net loss per share as non-GAAP net loss divided by GAAP weighted-average common shares outstanding, diluted.

Offer activation rate: We define offer activation rate as the total number of offers activated by MAUs divided by the total number of offers served to MAUs in the applicable period.

Appendix

Industry Definitions

Industry	Segment Families
DTC	Direct to consumer
Entertainment	Amusement Parks, Cinema/Video, Concerts/Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers
Grocery	Convenience, Grocery
Other	Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa
Restaurant	Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares
Retail	Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods
Subscription	Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television
Travel	Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies
Exclusions	Antique/Pawn, Charitable and Social Service Organizations, Courier/Freight/Storage, Gambling, Government, Lifestyle/ Social, Medical Services, Other Educational, Schools

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